SCHEDULE 14A INFORMATION

                               PROXY STATEMENT PURSUANT TO SECTION 14(a)
                                OF THE SECURITIES EXCHANGE ACT OF 1934
                                           (AMENDMENT NO.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                          Lindner Investments
                           (Name of Registrant as Specified in its Charter)

                                                  N/A
        (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4 and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction :
     (5) Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1) Amount Previously Paid:
      (2) Form, Schedule or Registration Statement No.:
      (3) Filing Party:
      (4) Date Filed:

                                      [LINDNER FUNDS LETTERHEAD]

                                          September 15, 1999

Dear Shareholder:

The Board of Trustees has unanimously decided to wind down and terminate the Lindner International Fund and the Lindner High-Yield Bond Fund. These funds have not performed well and their assets have never grown to the size that would permit efficient management. The costs of operating these funds continues to be a drain on their performance. Effective June 25, 1999, the funds stopped accepting new money from investors other than through dividend reinvestments.

We are now asking for your approval to liquidate both funds by selling off their remaining assets and distributing the cash proceeds to shareholders on a pro rata basis. These liquidations are explained in the attached Proxy Statement. Liquidation requires a 2/3 vote of approval by shareholders.

Your vote is important. Please review the proxy statement then take a moment to complete, sign and mail your proxy card(s). A postage-paid envelope is enclosed for your convenience. If the date of the meeting approaches and we have not received your vote, you may receive a telephone call from a representative of Lindner Asset Management, our investment adviser, reminding you to vote your shares.

We appreciate your prompt attention to this important matter.

Sincerely,

/S/ DOUG T. VALASSIS
Doug T. Valassis, Chairman

                                          LINDNER INVESTMENTS
                                      Lindner International Fund
                                     Lindner High-Yield Bond Fund
                                   7711 Carondelet Avenue, Suite 700
                                          St. Louis, MO 63105

                           NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
                                    To be Held on October 15, 1999

A special joint meeting of shareholders will be held at 9:00 a.m., Central Time, on Friday, October 15, 1999 at 7711 Carondelet Avenue, St. Louis, Missouri 63105 for the following funds (individually a "Fund" and collectively the "Funds"), each of which is a series of Lindner Investments:

                                      Lindner International Fund
                                     Lindner High-Yield Bond Fund

The meeting will be held for shareholders to approve the liquidation of their respective Fund and the distribution of such Fund's net assets to shareholders.

The Board of Trustees of Lindner Investments unanimously recommends that you approve the liquidation of each Fund, as is more fully described in the accompanying Proxy Statement.

Shareholders of record at the close of business on September 10, 1999, are the only persons entitled to notice of and to vote at the meeting.

Your attention is directed to the attached Proxy Statement. We hope you can attend. Whether or not you expect to be present at the upcoming meeting, please fill in, sign, date and mail the enclosed proxy or proxies as promptly as possible in order to save further solicitation expense. We respectfully ask for your cooperation in returning your proxy promptly. A stamped return envelope is included for your convenience. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Proxy Statement in the section entitled "Special Joint Meeting of Shareholders."


/S/ BRIAN L. BLOMQUIST
Brian L. Blomquist,
Secretary of Lindner Investments

Dated: September 15, 1999

                                            PROXY STATEMENT

                                          LINDNER INVESTMENTS
                                      Lindner International Fund
                                     Lindner High-Yield Bond Fund
                                   7711 Carondelet Avenue, Suite 700
                                          St. Louis, MO 63105

                                 SPECIAL JOINT MEETING OF SHAREHOLDERS
                                    To be held on October 15, 1999

The enclosed proxy is solicited by the Board of Trustees of Lindner Investments, a Massachusetts business trust, in connection with a special joint meeting of shareholders of Lindner International Fund and Lindner High-Yield Bond Fund to be held at 9:00 a.m., Central Time, on Friday, October 15, 1999, and any adjournments thereof (the "Meeting"). The costs of solicitation, including the cost of preparing and mailing the Notice of Meeting of Shareholders and this Proxy Statement, will be borne by the Funds, and this Proxy Statement has been first mailed to shareholders on September 15, 1999. Representatives of Lindner Asset Management, Inc., the current investment adviser of each Fund, may, without cost to the Funds, solicit proxies on behalf of management of the Funds by means of mail, telephone or personal calls. The address of the Adviser is listed above.

A proxy may be revoked before the Meeting by giving written notice of revocation to the Secretary of Lindner Investments, or at the Meeting prior to voting. Unless revoked, properly executed proxies in which choices are not specified by the shareholders will be voted "FOR" each item for which no choice is specified, in accordance with the recommendation of the Board of Trustees. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the shareholder's choice. Abstentions will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as a vote "against" such item. Under the Rules of the New York Stock Exchange, the proposed liquidation of the Funds is considered "non-discretionary," and brokers who hold Fund shares in street name for customers are not authorized to vote on such proposal on behalf of their customers who have not furnished the broker specific voting instructions. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a proposal, then the shares covered by such non-vote shall be counted as present for purposes of calculating whether a quorum is present but shall be counted as a "no" vote with respect to the proposal to liquidate a Fund. So far as the Board of Trustees is aware, no matter other than those described in this Proxy Statement will be acted upon at the Meeting. Should any other matters properly come before the Meeting calling for a vote of shareholders, it is the intention of the persons named as proxies in the enclosed proxy to act upon such matters according to their best judgment.

Only shareholders of record of each Fund at the close of business on September 10, 1999 (the "Record Date"), may vote at the Meeting or any adjournment thereof. As of that date, there were issued and outstanding shares of beneficial interest of each Fund as follows:

                                         Investor  Institutional  Total
                                          Shares       Shares     Shares
                                          ------       ------     ------
Lindner International Fund                138,766        -0-      138,766
Lindner High-Yield Bond Fund              117,551        -0-      117,551

Each shareholder of a Fund is entitled to vote that number of shares (whole fractional shares) that the shareholder owns of record on the Record Date. Shareholders of each Fund will vote separately, that is only shareholders of the Lindner International Fund will vote on the proposal to liquidate that Fund, and only shareholders of Lindner High-Yield Bond Fund will vote on the proposal to liquidate that Fund. None of the matters to be presented at the Meeting will entitle any shareholder to cumulative voting or to dissent from the proposal and seek appraisal rights. A list of those persons who, to the knowledge of Fund management, beneficially owned more than 5% of the voting shares of any class of any of the Funds as of the Record Date is set forth in Exhibit A to this Proxy Statement.

In the event that sufficient votes are not received for the adoption of the proposed liquidation by one or both Funds, an adjournment or adjournments of the Meeting for that Fund or for both Funds may be sought. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting for that Fund (or any adjournment thereof) in person or by proxy. In such circumstances, the persons named as proxies will vote in favor of any proposed adjournment.

Copies of each Fund's most recent Annual and Semi-Annual Reports are available to shareholders upon request. If you would like to receive a copy, please contact the Funds at 7711 Carondelet Avenue, Suite 700, St. Louis, Missouri 63105 or call (800) 995-7777 and one will be sent, without charge, by first-class mail within three business days of your request.

                                PROPOSAL TO APPROVE THE LIQUIDATION OF
                  LINDNER INTERNATIONAL FUND AND LINDNER HIGH-YIELD BOND FUND

Reasons for Liquidating

The Lindner International Fund commenced operations on January 1, 1995, and the Lindner High-Yield Bond Fund commenced operations on April 13, 1998. Each Fund is a separate series (or portfolio) of Lindner Investments. Both Funds have been unable to attract enough assets to realize any meaningful economies of scale or to achieve competitive investment performance. For example, the percentages of total expenses to net assets for the International Fund for the fiscal years ended June 30, 1997, 1998 and 1999 were 2.51%, 1.96% and 2.25%, respectively, which were substantially higher than the average total expense ratio for other mutual funds with similar investment objectives and management styles. Similarly, the percentage of total expenses to net assets for the High-Yield Bond Fund for the fiscal year ended June 30, 1999, was 2.09%, without taking into account the Adviser's waiver of investment management fees. This expense ratio is also higher than the average total expense ratio for other mutual funds with similar investment objectives and management styles. At August 31, 1999, the International Fund had net assets of $992,456 and the High-Yield Bond Fund had net assets of $1,030,872.

The investment performance of both Funds has been very disappointing. The International Fund's total returns for fiscal years ended June 30, 1997, 1998 and 1999, and since its inception on January 1, 1995, were 14.76%, -20.31%, -15.77%, and -14.87%, respectively. The High-Yield Bond Fund's total returns for the fiscal year ended June 30, 1999 and since its inception on April 13, 1998 were -12.40% and -10.47%, respectively. The portfolio manager of the International Fund, Mr. Robert A. Lange, left the employment of the Adviser in April 1999, and since April 1999, portfolio investments for both Funds have been managed by an Investment Committee established by the Adviser's Board of Directors. Effective June 25, 1999, both Funds were closed to new investors and no sales of shares have been accepted from investors since that date other than through the reinvestment of dividends.

On June 24, 1999 and August 26, 1999, the Boards of Trustees of Lindner Investments considered the recommendation of the Adviser that the International Fund and the High-Yield Bond Fund be liquidated and terminated. The Adviser informed the Trustees that it believes that the small size of each of the Funds would make it difficult to find an alternative investment adviser interested in managing either of such Funds. The Adviser reviewed the tax consequences of a liquidation with the Trustees and explained that the payment of liquidating distributions would be a taxable event to shareholders (see "Federal Income Tax Consequences" below). The Board of Trustees, including the independent Trustees present, unanimously approved a plan of liquidation for each Fund (individually a "Liquidation Plan" and collectively the "Liquidation Plans"), subject to approval by the shareholders of each Fund, voting separately. Copies of the Liquidation Plans are set forth as Exhibit B to this Proxy Statement. The Board of Trustees also determined to recommend that shareholders of each Fund approve its Liquidation Plan. If the Liquidation Plan is approved by each Fund's shareholders, the portfolio securities and other assets of that Fund will be sold, creditors will be paid or reserves for payments to creditors established, and the net proceeds of such sales will be distributed to shareholders in cash, pro rata in accordance with their shareholdings.

If shareholders of a Fund do not approve liquidation, the Board of Directors will meet to determine an alternative course of action.

Summary of the Liquidation Plans

For each Fund, the Plan of Liquidation will become effective on the day of its approval by shareholders (the "Effective Date"). From the Effective Date through the completion of liquidation, Lindner Asset Management will continue to act as the investment adviser for each Liquidating Fund. As soon as practicable after the Effective Date of a Fund's Liquidation Plan, such Fund will complete the sale of its portfolio securities in order to convert its assets to cash. After the Effective Date, such Fund will not engage in any business activity except for the purpose of winding up its business and affairs, preserving the value of that Fund's assets and distributing such assets to shareholders after the payment to (or reservation of assets for payment to) all creditors of that Fund. No further requests for redemptions of shares will be honored after the Effective Date of a Fund's Liquidation Plan. All contracts entered into by or on behalf of a Fund will terminate upon consummation of the transactions contemplated by such Fund's Liquidation Plan. After the Effective Date of a Fund's Liquidation Plan, and in any event within 60 days thereafter, such Fund will mail to each shareholder a liquidating distribution equal to the shareholder's proportionate interest in the remaining net assets of the Fund and any pertinent or necessary information concerning the sources of the liquidating distribution that a shareholder may need for his or her personal income tax returns.

After the distribution of assets to shareholders, each Fund will be terminated in accordance with its Liquidation Plan and applicable provisions under Massachusetts law. The Liquidation Plans provide that the Board of Trustees may authorize such variations from, or amendments to, the provisions of the Liquidation Plans as may be necessary or appropriate to effect the complete liquidation and termination of the Funds in accordance with the purposes to be accomplished by the Liquidation Plans.

Federal Income Tax Consequences

Payment by a Fund of liquidating distributions to shareholders will be a taxable event. Because the income tax consequences for a particular shareholder may vary depending on individual circumstances, each shareholder is urged to consult his or her own tax adviser concerning the federal, state and local tax consequences of receipt of a liquidating distribution.

Each Fund currently qualifies, and intends to continue to qualify through the end of the liquidation period, for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of federal income tax on any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss) from the sale of its assets. The payment of liquidation distributions will be a taxable event to shareholders. Each shareholder will be viewed as having sold his or her Fund shares for an amount equal to the liquidation distribution(s) he or she receives. Each shareholder will recognize gain or loss in an amount equal to the difference between (a) the shareholder's adjusted basis in the Fund shares, and (b) such liquidation distribution(s). The gain or loss will be capital gain or loss to the shareholder if the Fund shares were capital assets in the shareholder's hands and generally will be long-term if the Fund shares were held for more than one year before the liquidation distribution is received.

Immediately prior to declaring the liquidating distribution, each Fund will declare a final dividend of all current but undistributed income. This dividend will be paid at the same time as the liquidating distribution, and shareholders will be notified of the portion of the total distribution that constitutes the final dividend. The balance of the liquidating distribution will be treated as an amount realized from the sale of Fund shares, as discussed above.

Each Fund generally will be required to withhold tax at the rate of 31% with respect to any liquidation distribution paid to individuals and certain other non-corporate shareholders who fail to certify to the Fund that their social security number or taxpayer identification number provided to the Fund is correct and that the shareholder is not subject to backup withholding.

The foregoing summary is generally limited to the material federal income tax consequences to shareholders who are individual United States citizens and who hold shares as capital assets. It does not address the federal income tax consequences to shareholders who are corporations, trusts, estates, tax-exempt organizations, pension plans, Individual Retirement Accounts or non-resident aliens. This summary does not address state or local tax consequences. Shareholders are urged to consult their own tax advisers to determine the extent of the federal income tax liability they would incur as a result of receiving a liquidation distribution, as well as any tax consequences under any applicable state, local or foreign laws.

Vote Required

The Lindner International Fund must have at least a majority of its total shares outstanding on the Record Date present in person or by proxy in order to have a quorum for purposes of conducting the proposed business for that Fund. The Lindner High-Yield Bond Fund must have at least a majority of its total shares outstanding on the Record Date present in person or by proxy in order to have a quorum for purposes of conducting the proposed business for that Fund. The Funds' Board of Trustees has unanimously recommended that shareholders of each Fund vote in favor of approval of that Fund's Liquidation Plan. For each Fund, the affirmative vote of holders of two-thirds (2/3) of the shares of beneficial interest outstanding on the Record Date is required to approve the Fund's Liquidation Plan. Your vote is important. Please vote, sign and date your proxy card and return it in the envelope provided as soon as possible.

                                         SHAREHOLDER PROPOSALS

The Trust is organized as a Massachusetts business trust. The Trust does not hold annual meetings. Since the Trust does not hold regular meetings of shareholders of the Funds, the anticipated date of the next shareholder meeting cannot be provided. The Trust's Declaration of Trust and Bylaws provide that special meetings of shareholders shall be called by the Trustees upon the written request of shareholders owning at least twenty percent of the outstanding Shares entitled to vote. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, c/o Lindner Asset Management, Inc., 7711 Carondelet, Suite 700, St. Louis, Missouri 63105, so that it is received at least 120 days before the date of the special meeting. Mere submission of a shareholder proposal does not guarantee inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since such inclusion and presentation are subject to compliance with certain federal regulations.

The Board of Trustees does not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement.

Dated: September 15, 1999

           EXHIBIT A--SHAREHOLDERS OF THE FUNDS OWNING 5% OR MORE OF EACH FUND'S OUTSTANDING SHARES AND SHARES OWNED BY ALL TRUSTEES AND OFFICERS OF THE FUNDS AS A GROUP:

Name of Fund/
Account Name and Address                            # of Shares (% of Class)
------------------------                            ------------------------
Lindner International Fund
(Investor and Institutional Shares)


           The Valassis Irrevocable Trusts
             u/t/a 10/14/92 f/b/o Doug T.
             Valassis, D. Craig Valassis
             and Debra A. Lyonnais*                         11,023       (7.9%)



           All Trustees and officers of the Fund
             as a group (10 in number)                      11,023       (7.9%)


Lindner High-Yield Bond Fund
(Investor and Institutional Shares)

           Anesio B. Pinero                                  9,139       (7.8%)


           All Trustees and officers of the Fund
             as a group (10 in number)                        -0-






* Edward W. Elliott, Jr., Doug T. Valassis and D. Craig Valassis are Co-Trustees of the Valassis Irrevocable Trusts f/b/o Doug T. Valassis, D. Craig Valassis and Debra A. Lyonnais of which 3,638, 3,638, and 3,638 shares are owned for the benefit of Douglas T. Valassis, D. Craig Valassis, and Debra
A. Lyonnais, respectively. In addition, Doug T. Valassis and his wife Laurie jointly own 109 shares.

EXHIBIT B--PLANS OF LIQUIDATION FOR THE LINDNER HIGH-YIELD BOND
FUND AND THE LINDNER INTERNATIONAL FUND

The Plan of Liquidation for the Lindner High-Yield Bond Fund shall be as follows:

           1. Promptly following receipt of the requisite approval of the liquidation and termination of Lindner High-Yield Bond Fund by its shareholders, the Adviser shall proceed to liquidate all of the portfolio securities of such Fund and shall invest the proceeds from such liquidations in short-term money market instruments until all portfolio assets have been liquidated.

           2. At the close of business on the day of the special meeting of shareholders convened to approve the liquidation and termination of the Lindner High-Yield Bond Fund, and provided that the requisite approval of shareholders of such Fund is received, all further redemptions of shares of Lindner High-Yield Bond Fund shall cease, and the only further redemption shall occur at the time of final payout of cash to the shareholders of such Fund at the time of complete liquidation.

           3. After providing for the payment of all expenses and liabilities of the Lindner High-Yield Bond Fund, the remaining assets of such Fund shall be distributed to its shareholders on a pro rata basis in proportion to their relative ownership interests in that Fund, in complete liquidation of their share interests in such Fund, and all previously outstanding share interests in such Fund shall thereupon be deemed to be canceled and retired.

           4. The officers of the Trust are authorized and directed to file all certificates, notices and documents with federal and state authorities as shall be necessary to effectuate the complete liquidation and termination of Lindner High-Yield Bond Fund.

           5. The Board of Trustees may authorize such variations from, or amendments to, this Plan of Liquidation as may be necessary or appropriate to effect the complete liquidation and termination of the Lindner High-Yield Bond Fund in accordance with the purposes to be accomplished by this Plan.

The Plan of Liquidation for the Lindner International Fund shall be as follows:

           1. Promptly following receipt of the requisite approval of the liquidation and termination of Lindner International Fund by its shareholders, the Adviser shall proceed to liquidate all of the portfolio securities of such Fund and shall invest the proceeds from such liquidations in short-term money market instruments until all portfolio assets have been liquidated.

           2. At the close of business on the day of the special meeting of shareholders convened to approve the liquidation and termination of the Lindner International Fund, and provided that the requisite approval of shareholders of such Fund is received, all further redemptions of shares of Lindner International Fund shall cease, and the only further redemption shall occur at the time of final payout of cash to the shareholders of such Fund at the time of complete liquidation.

           3. After providing for the payment of all expenses and liabilities of the Lindner International Fund, the remaining assets of such Fund shall be distributed to its shareholders on a pro rata basis in proportion to their relative ownership interests in that Fund, in complete liquidation of their share interests in such Fund, and all previously outstanding share interests in such Fund shall thereupon be deemed to be canceled and retired.

           4. The officers of the Trust are authorized and directed to file all certificates, notices and documents with federal and state authorities as shall be necessary to effectuate the complete liquidation and termination of Lindner International Fund.

           5. The Board of Trustees may authorize such variations from, or amendments to, this Plan of Liquidation as may be necessary or appropriate to effect the complete liquidation and termination of the Lindner International Fund in accordance with the purposes to be accomplished by this Plan.

                                             [PROXY CARD]
VOTE THIS PROXY CARD TODAY!

LINDNER INTERNATIONAL FUND

This proxy is solicited by the Board of Trustees of Lindner Investments (the "Trust") for use at a Special Meeting of Shareholders of the Lindner International Fund to be held on October 15, 1999, at 9:00 a.m., Central Time, at 7711 Carondelet, 3rd Floor, St. Louis (Clayton), Missouri 63105.

The undersigned hereby appoints Brian L. Blomquist and Kenneth E. Puzder, and each of them, attorney and proxy for the undersigned, each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Lindner International Fund, and at any adjournments thereof, casting votes of the Fund which the undersigned may be entitled to vote, with all the powers which the undersigned would possess if personally present, as follows:

                                                      For   Against  Abstain
                                                      ----------------------
1  To approve the liquidation of the Fund.            [ ]     [ ]      [ ]

2  To transact such other business as may properly
   come before the Special Meeting or any adjournment
   thereof                                            [ ]     [ ]      [ ]

The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that such attorneys and proxies, or each of them, may lawfully do by virtue hereof. The undersigned hereby acknowledges receipt of the Notice of Special Joint Meeting of Shareholders and the Proxy Statement dated September 15, 1999. Please mark, sign, date and return this proxy card promptly in the enclosed postage-paid envelope.


--------------------------------------


--------------------------------------
Signature(s), (Title(s), if applicable)


DATE:                     , 1999
      --------------------

Please sign above exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such. Please return this proxy card promptly in the enclosed postage-paid envelope. In the absence of any specification, this proxy will be voted in favor of proposals 1 and 2.

                                             [PROXY CARD]
VOTE THIS PROXY CARD TODAY!

LINDNER HIGH-YIELD BOND FUND

This proxy is solicited by the Board of Trustees of Lindner Investments (the "Trust") for use at a Special Meeting of Shareholders of the Lindner High-Yield Bond Fund to be held on October 15, 1999, at 9:00 a.m., Central Time, at 7711 Carondelet, 3rd Floor, St. Louis (Clayton), Missouri 63105.

The undersigned hereby appoints Brian L. Blomquist and Kenneth E. Puzder, and each of them, attorney and proxy for the undersigned, each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Lindner High-Yield Bond Fund, and at any adjournments thereof, casting votes of the Fund which the undersigned may be entitled to vote, with all the powers which the undersigned would possess if personally present, as follows:

                                                For      Against     Abstain
1  To approve the liquidation of the Fund       [ ]        [ ]         [ ]

2  To transact such other business as may
   properly come before the Special Meeting or
   any adjournment thereof                      [ ]        [ ]         [ ]

The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that such attorneys and proxies, or each of them, may lawfully do by virtue hereof. The undersigned hereby acknowledges receipt of the Notice of Special Joint Meeting of Shareholders and the Proxy Statement dated September 15, 1999. Please mark, sign, date and return this proxy card promptly in the enclosed postage-paid envelope.


--------------------------------------


--------------------------------------
Signature(s), (Title(s), if applicable)


DATE:                        , 1999
      -----------------------
Please sign above exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such. Please return this proxy card promptly in the enclosed postage-paid envelope. In the absence of any specification, this proxy will be voted in favor of proposals 1 and 2.